UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: March 27, 2009

COMCAM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

1-15165 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

     (Address of principal executive offices)

     (610) 436-8089
     (Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   •     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   •     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________

ITEM 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers _____________________________________________________________________________________

(b)          Effective March 27, 2009, ComCam, Inc.’s board of directors removed Joseph Meuse as the company’s chief operating officer.

_____________________________________________________________________________________

                                                                           SIGNATURE

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam, Inc.

Signature                                           Date

By: /s/ Don Gilbreath                              April 1, 2009

                     Name: Don Gilbreath
                     Title: Chief Executive Officer

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